UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-834

Name of Registrant:	Vanguard Windsor Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 – April 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Windsor™ Fund

April 30, 2005

CONTENTS
1	CHAIRMAN'S LETTER
6	ADVISOR'S REPORT
9	FUND PROFILE
10	GLOSSARY OF INVESTMENT TERMS
11	PERFORMANCE SUMMARY
12	FINANCIAL STATEMENTS
23	ABOUT YOUR FUND'S EXPENSES
24	ADVANTAGES OF VANGUARD.COM

SUMMARY

• During the six months ended April 30, 2005, Vanguard Windsor Fund returned 5.0% for both of its share classes.
• U.S. stocks rallied in the final months of 2004, then drifted lower as concerns about the strength and durability of the expansion took hold.
• Windsor’s investments in health care and financial services stocks accounted for a large portion of the fund’s returns.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do. We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs.

• Maintain highly effective controls to safeguard your assets and protect your confidential information.

• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

Vanguard Windsor Fund produced a return of 5.0% for both of its share classes during the first half of its 2005 fiscal year. The gain put it ahead of the broad market, in line with comparable funds, and behind the Russell 1000 Value Index.

The table below presents the six-month total returns (capital change plus reinvested distributions) for the fund, its average peer, and two index benchmarks. Your fund’s starting and ending net asset values, plus income distributions, appear on page 5.

Windsor’s most significant gains came in the health care sector, where the fund has been buying stocks that have fallen out of favor with investors. The fund has also been acquiring beaten-down technology stocks; however, on balance, these hurt performance during the half-year.

Total Returns	Six Months Ended April 30, 2005
Vanguard Windsor Fund
Investor Shares	5.0%
Admiral Shares	5.0
Russell 1000 Value Index	6.7
Average Multi-Cap Value Fund*	5.2
Dow Jones Wilshire 5000 Index	3.5

*Derived from data provided by Lipper Inc.

AS 2005 OPENED, STOCKS STALLED AMID UNCERTAINTY

U.S. stocks rallied in the final months of 2004, then drifted lower as the New Year began. Although the economy registered respectable growth during the fiscal half-year, concern about the strength and durability of the expansion seemed to dictate the market’s direction. Segments of corporate America generated unexpectedly robust profits, for example, but every instance of good news seemed to be overshadowed by a high-profile disappointment. Persistently high oil prices and other specters of inflation also cast a pall on the market’s mood.

The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 3.5% for the six months. As has been the case for much of the past five years, value-oriented stocks outpaced

1

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

their growth-oriented counterparts. In a reversal of recent trends, large-capitalization stocks bested the market’s smaller companies. On balance, international stocks generated higher returns than the U.S. market.

THE FED STEPPED TO THE FORE

In the bond market, the Federal Reserve Board commanded the spotlight, signaling that its near-term objective was to short-circuit any surge in inflation. The Fed raised its target for the federal funds rate to 2.75% during the half-year, a full percentage point higher than its level at the start of the period. (In early May, the Fed raised its target to 3.00%.) The yield of the 3-month U.S. Treasury bill paralleled the Fed’s actions, increasing steadily to close the period at 2.89%.

The impact on longer-term securities was less pronounced. The yield of the benchmark 10-year Treasury note rose 0.18 percentage point to 4.20%, while the yields of the longest-term securities declined modestly.

THE ENVIRONMENT WAS FAVORABLE TO VALUE INVESTORS

Windsor Fund offers investors a chance to own stocks that are—at least temporarily—under a cloud. While some see only the downside, the fund’s managers see opportunity in companies facing unfavorable media attention, guilt by association with a fallen peer, or the uncertainty of a management change. The stock market has been retreating for much of 2005, providing plenty of opportunity to find overly punished stocks.

Market Barometer		Total Returns Periods Ended April 30, 2005
		Six Months	One Year	Five Years*

	Russell 1000 Index (Large-caps)	4.0%	7.2%	-2.7%
	Russell 2000 Index (Small-caps)	-0.1	4.7	4.1
	Dow Jones Wilshire 5000 Index	3.5	7.0	-2.0
Stocks	(Entire market)
	MSCI All Country World Index
	ex USA (International)	9.1	16.9	0.6

	Lehman Aggregate Bond Index	1.0%	5.3%	7.5%
	(Broad taxable market)
Bonds	Lehman Municipal Bond Index	1.9	6.8	7.0
	Citigroup 3-Month Treasury Bill Index	1.1	1.7	2.6

CPI	Consumer Price Index	1.9%	3.5%	2.6%

*Annualized

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The fund enjoyed its greatest success with health care stocks, five of which were among the top ten contributors to overall performance during the six months. WellPoint, the fund's best-performing stock, is the United States' largest health insurer and has been taking market share from other health maintenance organizations. The other top-performing health stocks included Health Net, also a managed health company, and pharmaceutical companies Sanofi-Aventis, Wyeth, and GlaxoSmithKline.

Fund Assets Managed	April 30, 2005
	$ Million	Percentage
Wellington Management Company, LLP	$14,009	70%
Sanford C. Bernstein & Co., LLC	5,668	28
Cash Investments*	397	2

Total	$20,074	100%

*These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Slightly more than one-quarter of fund assets are in financial services firms. During the first half of the fiscal year, these stocks provided modest gains as a group, though there were pockets of notable strength, including top holding Citigroup.

On the other hand, the fund’s technology stocks, on balance, detracted from performance. Technology is a notoriously volatile sector, requiring extra patience from its investors.

The fund has historically earned strong returns from companies that produce or process raw materials. In the fiscal half-year, however, this exposure hurt the overall return. Top-ten holding Alcoa, the world’s largest aluminum maker, fell –10%, and Smurfit-Stone Container, which makes corrugated cardboard containers, dropped –24%.

Annualized Expense Ratios:
Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Multi-Cap Value Fund
Windsor Fund	0.37%	0.26%	1.42%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The portfolio is built by two investment advisors with different approaches to value investing. Wellington Management Company and Sanford C. Bernstein & Co. independently manage portions of Windsor Fund’s assets, as shown in the table above. Having two advisors enhances portfolio diversifica-tion while preserving one of the most important benefits of active management—namely, the potential to outperform the broad market.

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THE FUND’S INVESTMENT STYLE DEMANDS A LONG-TERM VIEW

Windsor’s hallmark is taking large positions in stocks that are unloved and holding them until they regain favor. Some stocks will bounce back quickly; some face a long, slow climb back to a more reasonable valuation; and occasionally a stock will not recover. To benefit from this approach, investors need to think long-term. Just as a ship doesn’t turn on a dime, neither does a corporation facing complex challenges, even if they are temporary ones.

Value stocks have outperformed growth stocks during most of the past five years. For some contrarian investors, this is a signal to shift to growth stocks. Others look at strong five-year gains for value stocks and are tempted to shift more money into these stocks. Neither approach is sound. Such moves undermine the benefits of a long-term diversified approach precisely because no one can predict when and to what degree markets will shift.

Building a portfolio of well-diversified stock, bond, and money market mutual funds in alignment with your unique financial circumstances remains the best advice we offer. Make the most of this approach by keeping an eye on costs. Vanguard Windsor Fund offers a low-cost plank to help you build such an investment platform.

Thank you for entrusting your assets to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MAY 11, 2005

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Your Fund's Performance at a Glance		October 31, 2004-April 30, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Windsor Fund
Investor Shares	$16.75	$17.35	$0.150	$0.088
Admiral Shares	56.56	58.58	0.537	0.297

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ADVISOR’S REPORT

We are pleased that Vanguard Windsor Fund’s return of 5.0% for the first half of the 2005 fiscal year was solidly ahead of the 3.3% gain of the Standard & Poor’s 500 Index, even though the fund return was simply in line with the 5.2% return of the average multi-cap value fund. The fund lagged the 6.7% return of the Russell 1000 Value Index, which includes large- and mid-capitalization value stocks. (Please note that the following comments concern the 70% of fund assets managed by Wellington Management Company as of April 30.)

Our positive performance compared with the S&P 500 Index was driven predominantly by the very strong contribution of our pharmaceutical and HMO holdings within the health care sector, including WellPoint, Sanofi-Aventis, Health Net, Wyeth, and GlaxoSmithKline. The fund also benefited from solid contributions from Petrol Brasil (integrated oils), Citigroup (banking), Hartford Financial Services (insurance), KB Home (homebuilding), Comcast (cable television), Michelin (tires), and Freescale Semiconductor (technology).

Investment Philosophy

The fund reflects a belief that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The fund may concentrate a large portion of assets in those securities or industries the advisors believe offer the best return potential.

Partially offsetting the successes noted above were a few meaningful underperformers. Topping this list was Fannie Mae, where negative factors aligned to put the future value of a once-great franchise at risk. Our investment style incorporates taking sizable positions in the fund when we find an attractive valuation and have strong conviction. If our conviction is broken, as in the case of Fannie Mae, we reduce our position and move on to greener pastures, despite our emotional difficulty in selling a stock that has badly underperformed.

Other poor performers—although we are staying the course for these—included semiconductor equipment stocks, particularly Applied Materials and Teradyne. These stocks have continued to underperform despite underlying fundamentals that are playing out consistently with our expectations.

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Finally, our investments in Alcoa and Smurfit-Stone Container within the materials & processing sector also detracted from fund performance.

Numerous value indexes have had very strong performance relative to growth indexes since the Internet bubble burst in early 2000. This outperformance has continued over the past year, as many traditional growth investors have jumped fences to bid up cyclical stocks of energy, industrial, and materials companies. The valuation level of these stocks now incorporates a tremendous amount of optimism and hope that “this time it’s different.” While we are diehard value investors, we view our investment universe as the broad market, not just the stocks that populate the numerous value indexes. In these times of high prices for traditional value stocks, we have been finding more compelling investment value in such traditional growth stocks as Cisco Systems, Sanofi-Aventis, GlaxoSmithKline, Nextel Communications, and Microsoft.

Not fully participating in the enthusiasm over cyclical stocks has hurt the fund’s performance relative to the Russell 1000 Value Index over the past year or so, but we remain steadfast in our commitment to invest only where we see solid value and to position the portfolio for the period when investors realize that this time it’s not different.

Our investment philosophy is predicated on the belief that markets are efficient over the long term but that, in the short and intermediate terms, they tend to exaggerate current trends and overreact to new information. This is even truer today with the explosive growth of hedge funds, which tend to have very short time horizons. We focus on trying to assess the fair value of a company when viewed in a long-term context, and we seek to opportunistically take advantage of price dislocations that result from the market’s shorter-term focus. In most cases, we demand the potential for at least 30% price appreciation to reach our estimate of fair value before we will consider a stock for purchase in the fund. Because we are by nature contrarians, with a longer investment horizon than most others in the market possess, the fund’s investment results can differ meaningfully from those of broad-market or value-style indexes in any given quarter or year; however, over the longer term we strive to outperform both.

While economic growth has moderated due to higher short-term interest rates and energy prices, we remain reasonably positive about the outlook for the economy over the next year. Nonetheless, decelerating economic

7

growth creates uncertainty, increases investor concerns regarding company earnings, and contributes to short-term volatility in stocks. We suspect this will generate at least a temporary movement by investors to reduce risk in their portfolios.

We remain enthusiastic about the value in the fund today, and we will continue to toil diligently in search of meaningfully undervalued stocks in an effort to reward our shareholders for their trust and patience in the years ahead.

David R. Fassnacht, PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

MAY 17, 2005

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As of 4/30/2005

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

WINDSOR FUND
Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**
Number of Stocks	149	695	4,949
Median Market Cap	$37.6B	$32.7B	$26.4B
Price/Earnings Ratio	16.2x	15.8x	21.2x
Price/Book Ratio	2.2x	2.2x	2.6x
Yield	2.5%	1.7%
Investor Shares	1.3%
Admiral Shares	1.4%
Return on Equity	17.7%	17.3%	15.0%
Earnings Growth Rate	8.3%	9.3%	9.0%
Foreign Holdings	13.0%	0.0%	1.0%
Turnover Rate	36%†	—	—
Expense Ratio	—	—
Investor Shares	0.37%†
Admiral Shares	0.26%†
Short-Term Reserves	2%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.97	1.00	0.98	1.00
Beta	1.12	1.00	1.15	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**
Auto & Transportation	5%	2%	2%
Consumer Discretionary	9	9	16
Consumer Staples	2	6	7
Financial Services	26	32	23
Health Care	13	4	13
Integrated Oils	6	10	4
Other Energy	1	3	3
Materials & Processing	5	5	4
Producer Durables	5	4	5
Technology	11	5	12
Utilities	9	13	7
Other	6	7	4

Short-Term Reserves	2%	—	—

*Russell 1000 Value Index.
**Dow Jones Wilshire 5000 Index.
†Annualized.

Ten Largest Holdings (% of total net assets)

Citigroup, Inc.	5.3%
(banking)
Comcast Corp.	3.8
(telecommunications)
Bank of America Corp.	3.7
(banking)
Tyco International Ltd.	3.0
(conglomerate)
Wyeth	2.9
(pharmaceuticals)
Cisco Systems, Inc.	2.7
(computer hardware)
Alcoa Inc.	2.4
(metals and mining)
Microsoft Corp.	2.4
(computer software)
Sanofi-Synthelabo SA ADR	2.3
(pharmaceuticals)
Applied Materials, Inc.	2.3
(electronics)

Top Ten	30.8%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

    Visit our website at Vanguard.com
for regularly updated fund information.

9

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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As of 4/30/2005

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

WINDSOR FUND

Fiscal-Year Total Returns (%) October 31, 1994–April 30, 2005

*Six months ended April 30, 2005.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Windsor Fund
Investor Shares	10/23/1958	8.38%	7.80%	9.79%	1.88%	11.67%
Admiral Shares	11/12/2001	8.49	7.74*	—	—	—

*Return since inception.

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As of 4/30/2005

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Windsor Fund	Shares	Market Value^ (000)

COMMON STOCKS (97.7%)(1)

Auto & Transportation (5.6%)
*Compagnie Generale des
Etablissements Michelin
Class B	6,550,773	$ 398,602
Lear Corp.	2,976,000	100,857
*Yellow Roadway Corp.	1,961,000	96,089
Burlington Northern
Santa Fe Corp.	1,949,000	94,039
Norfolk Southern Corp.	2,727,650	85,648
Canadian National Railway Co.	1,370,000	78,378
CSX Corp.	1,619,900	65,007
*(2) Continental Airlines, Inc.
Class B	5,332,500	63,137
*AMR Corp.	5,076,600	53,152
Magna International, Inc.
Class A	738,700	45,157
*Northwest Airlines Corp.
Class A	4,248,058	22,005
BorgWarner, Inc.	468,800	21,434

		1,123,505

Consumer Discretionary (8.5%)
*Time Warner, Inc.	24,834,400	417,466
TJX Cos., Inc.	15,920,300	360,595
(2)Ross Stores, Inc.	8,338,500	222,805
Gannett Co., Inc.	1,909,200	147,008
Republic Services, Inc. Class A	2,876,400	99,523
*Office Depot, Inc.	3,305,000	64,712
McDonald's Corp.	2,195,000	64,335
*Interpublic Group of Cos., Inc.	3,970,000	51,054
Target Corp.	1,085,000	50,355
Jones Apparel Group, Inc.	1,485,000	45,218
Federated Department
Stores, Inc.	760,300	43,717
Whirlpool Corp.	650,000	40,339
VF Corp.	500,100	28,301
Kimberly-Clark Corp.	425,000	26,541
Staples, Inc.	1,287,150	24,546
Liz Claiborne, Inc.	677,000	23,986

		1,710,501

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	Shares	Market Value^ (000)

Consumer Staples (2.3%)
Altria Group, Inc.	2,099,800	$ 136,466
*Safeway, Inc.	2,891,600	61,562
PepsiCo, Inc.	1,090,000	60,648
Unilever NV ADR	905,000	58,309
*The Kroger Co.	3,591,350	56,636
The Procter & Gamble Co.	994,000	53,825
SuperValu Inc.	942,100	29,733

		457,179

Financial Services (25.5%)
Banks-New York City (0.6%)
JPMorgan Chase & Co.	3,325,800	118,033
Banks-Outside New York City (6.4%)
Bank of America Corp.	16,323,946	735,231
UnionBanCal Corp.	2,558,600	157,507
Wachovia Corp.	2,531,300	129,552
U.S. Bancorp	3,190,121	89,004
National City Corp.	2,185,700	74,226
SunTrust Banks, Inc.	980,000	71,373
Wells Fargo & Co.	510,000	30,569
Diversified Financial Services (7.6%)
Citigroup, Inc.	22,590,246	1,060,838
CIT Group Inc.	5,017,000	202,085
Metropolitan Life Insurance Co.	1,773,100	68,974
Merrill Lynch & Co., Inc.	1,180,000	63,637
Marsh & McLennan Cos., Inc.	2,200,000	61,666
The Goldman Sachs Group, Inc.	565,000	60,336
Finance Companies (0.3%)
Capital One Financial Corp.	712,500	50,509
Financial-Miscellaneous (2.5%)
Fannie Mae	3,750,400	202,334
Freddie Mac	2,978,000	183,207
MBNA Corp.	5,730,600	113,179
Insurance-Multiline (2.9%)
The Hartford Financial
Services Group Inc.	5,476,800	396,356
St. Paul Travelers Cos., Inc.	1,836,917	65,762
Torchmark Corp.	1,182,800	63,197
Allstate Corp.	833,100	46,787
American International
Group, Inc.	365,200	18,570
Insurance-Property-Casualty (3.9%)
ACE Ltd.	4,794,700	205,980
(2)RenaissanceRe Holdings Ltd.	4,167,300	186,570
PartnerRe Ltd.	1,897,900	110,610
IPC Holdings Ltd.	2,074,300	78,056
The Chubb Corp.	907,500	74,215
XL Capital Ltd. Class A	980,000	68,894
Everest Re Group, Ltd.	460,000	37,812
The PMI Group Inc.	460,600	16,195
Real Estate Investment Trusts (0.1%)
Liberty Property Trust REIT	574,000	22,862
Savings & Loan (0.8%)
Golden West Financial Corp.	2,608,400	162,582
*Dime Bancorp Inc.-Litigation
Tracking Warrants	7,457,300	1,044
Securities Brokers & Services (0.4%)
Lehman Brothers Holdings, Inc.	912,900	83,731

		5,111,483

Health Care (13.0%)
Wyeth	12,736,300	572,369
Sanofi-Synthelabo SA ADR	10,508,300	466,253
Pfizer Inc.	13,930,885	378,502
GlaxoSmithKline PLC ADR	5,717,900	289,040
*(2) Health Net Inc.	6,359,560	216,416
*WellPoint Inc.	1,614,800	206,291
*Sanofi-Aventis	2,156,523	191,583
GlaxoSmithKline PLC	4,975,843	125,844
*Medco Health Solutions, Inc.	1,790,000	91,236
HCA Inc.	1,317,100	73,547

		2,611,081

Integrated Oils (6.1%)
ExxonMobil Corp.	4,869,008	277,680
Petrol Brasil ADR	4,643,000	194,681
ConocoPhillips Co.	1,581,899	165,862
Petro Canada	2,950,600	163,699
ChevronTexaco Corp.	2,833,478	147,341
Occidental Petroleum Corp.	1,588,200	109,586
Petrol Brasil Series A ADR	2,579,500	94,797
Royal Dutch Petroleum Co. ADR	761,900	44,381
Total SA ADR	321,300	35,635

		1,233,662

Other Energy (1.1%)
GlobalSantaFe Corp.	3,424,900	115,077
EnCana Corp.	1,547,719	98,837

		213,914

Materials & Processing (5.2%)
Alcoa Inc.	16,590,868	481,467
(2)Engelhard Corp.	6,986,200	213,987
Smurfit-Stone Container Corp.	8,523,263	111,740
*Akzo Nobel NV	1,430,424	58,840
MeadWestvaco Corp.	1,835,400	54,053
Martin Marietta Materials, Inc.	570,000	31,344

13

Windsor Fund	Shares	Market Value^ (000)

Vulcan Materials Co.	550,000	$ 29,172
International Paper Co.	680,000	23,317
Sappi Ltd. ADR	1,687,600	16,842
Praxair, Inc.	260,500	12,199
Aracruz Celulose SA ADR	51,000	1,566

		1,034,527

Producer Durables (5.4%)
*Applied Materials, Inc.	30,482,200	453,270
Goodrich Corp.	3,316,800	133,667
*LAM Research Corp.	4,858,300	124,615
LM Ericsson Telephone Co.
ADR Class B	3,820,800	112,522
*Teradyne, Inc.	6,557,100	72,259
The Boeing Co.	1,145,000	68,150
Cooper Industries, Inc. Class A	936,000	59,586
*Varian Semiconductor
Equipment Associates, Inc.	585,400	21,830
Hubbell Inc. Class B	419,800	18,240
*Axcelis Technologies, Inc.	1,726,000	10,718

		1,074,857

Technology (10.6%)
*Cisco Systems, Inc.	31,184,100	538,861
Microsoft Corp.	18,785,500	475,273
*(2) Arrow Electronics, Inc.	10,542,000	256,592
*(2) Freescale Semiconductor Inc.
Class A	9,619,900	180,085
Hewlett-Packard Co.	5,661,300	115,887
International Business
Machines Corp.	1,452,500	110,942
*Flextronics International Ltd.	9,697,900	108,132
*Avnet, Inc.	5,081,600	95,991
*Ingram Micro, Inc. Class A	2,670,500	44,491
*Vishay Intertechnology, Inc.	3,215,321	34,372
*Solectron Corp.	10,387,300	34,278
Electronic Data Systems Corp.	1,700,000	32,895
*Tellabs, Inc.	3,970,900	30,814
*Sanmina-SCI Corp.	6,312,400	25,313
*Nortel Networks Corp.	8,159,500	20,317
*Unisys Corp.	2,398,200	15,564
Scientific-Atlanta, Inc.	478,600	14,636

		2,134,443

Utilities (8.6%)
*Comcast Corp. Special Class A	21,428,200	679,917
*Nextel Communications, Inc.	12,712,600	355,826
Sprint Corp.	9,286,350	206,714
Constellation Energy Group, Inc.	1,506,425	79,178
*Comcast Corp. Class A	2,415,683	77,568
Entergy Corp.	1,009,600	74,004
American Electric
Power Co., Inc.	1,905,300	67,105
FirstEnergy Corp.	1,195,100	52,011
Verizon Communications Inc.	1,245,442	44,587
Sempra Energy	801,700	32,373
SBC Communications Inc.	1,146,900	27,296
Northeast Utilities	1,206,900	22,098
*UnitedGlobalCom Inc. Class A	1,372,500	12,284

		1,730,961

Other (5.8%)
Tyco International Ltd.	19,073,300	597,185
General Electric Co.	7,000,000	253,400
Eaton Corp.	2,679,400	157,147
Textron, Inc.	1,142,000	86,050
Miscellaneous (0.3%)**		60,844

		1,154,626

TOTAL COMMON STOCKS
(Cost $16,125,460)		19,590,739

TEMPORARY INVESTMENTS (6.5%)(1)

Exchange-Traded Funds (0.8%)
Vanguard Index Participation
Equity Receipts
Value	1,689,100	90,181
Total Stock Market	696,000	78,182

		168,363

Money Market Fund (4.0%)
Vanguard Market
Liquidity Fund, 2.829%†	216,635,350	216,635
Vanguard Market Liquidity
Fund, 2.829%†-Note G	583,315,400	583,315

		799,950

	Face Amount
	(000)

Repurchase Agreement (1.6%)
Bank of America Securities
2.970%, 5/2/2005	$325,200	325,200
(Dated 4/29/2005,
Repurchase Value $325,280,000
collateralized by Federal National
Mortgage Assn
6.000%, 4/1/2035)
U.S. Agency Obligation (0.1%)
Federal Home Loan Mortgage Corp.††
(3)3.002%, 7/19/2005	25,000	24,838

TOTAL TEMPORARY INVESTMENTS
(Cost $1,290,877)		1,318,351

TOTAL INVESTMENTS (104.2%)
(Cost $17,416,337)		20,909,090

14

Market
Value^
(000)

OTHER ASSETS AND
LIABILITIES-NET (-4.2%)	$(835,041)

NET ASSETS (100%)	$20,074,049

^See Note A in Notes to Financial Statements. *Non-income-producing security.
**Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.
† Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
††The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund’s effective common stock and temporary cash investment positions represent 99.6% and 4.6%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
(3)Securities with a value of $24,838,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investment in Securities, at Value	$20,909,090
Receivables for Investment Securities Sold	114,756
Receivables for Capital Shares Issued	12,674
Other Assets-Note C	33,536

Total Assets	21,070,056

Liabilities
Security Lending Collateral
Payable to Brokers-Note G	583,315
Payables for Investment Securities Purchased	357,294
Other Liabilities	55,398

Total Liabilities	996,007

NET ASSETS (100%)	$20,074,049

Amount (000)
AT APRIL 30, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$15,663,106
Undistributed Net Investment Income	60,630
Accumulated Net Realized Gains	868,215
Unrealized Appreciation (Depreciation)
Investment Securities	3,492,753
Futures Contracts	(10,655)

NET ASSETS	$20,074,049

Investor Shares-Net Assets
Applicable to 895,871,541 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$15,544,945

NET ASSET VALUE PER SHARE-
INVESTOR SHARES	$17.35

Admiral Shares-Net Assets
Applicable to 77,320,696 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$4,529,104

NET ASSET VALUE PER SHARE-
ADMIRAL SHARES	$58.58

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

15

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Windsor Fund Six Months Ended April 30, 2005 (000)
INVESTMENT INCOME
Income
Dividends*	$190,296
Interest	8,508
Security Lending	725

Total Income	199,529

Expenses
Investment Advisory Fees-Note B
Basic Fee	12,779
Performance Adjustment	2,731
The Vanguard Group-Note C
Management and Administrative
Investor Shares	15,994
Admiral Shares	2,092
Marketing and Distribution
Investor Shares	866
Admiral Shares	274
Custodian Fees	123
Shareholders' Reports
Investor Shares	135
Admiral Shares	2
Trustees' Fees and Expenses	19

Total Expenses	35,015
Expenses Paid Indirectly-Note D	(968)

Net Expenses	34,047

NET INVESTMENT INCOME	165,482

REALIZED NET GAIN (LOSS)
Investment Securities Sold*	850,215
Futures Contracts	23,888

REALIZED NET GAIN (LOSS)	874,103

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(61,993)
Futures Contracts	(15,018)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(77,011)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$962,574

*Dividend income and realized net gain (loss) from affiliated companies of the fund were $5,853,000 and $39,088,000, respectively. See Note I in Notes to Financial Statements.

16

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Windsor Fund
	Six Months Ended April 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 165,482	$ 251,401
Realized Net Gain (Loss)	874,103	1,223,100
Change in Unrealized Appreciation (Depreciation)	(77,011)	475,801

Net Increase (Decrease) in Net Assets Resulting from Operations	962,574	1,950,302

Distributions
Net Investment Income
Investor Shares	(134,519)	(175,846)
Admiral Shares	(40,103)	(51,410)
Realized Capital Gain
Investor Shares	(78,917)	—
Admiral Shares	(22,180)	—

Total Distributions	(275,719)	(227,256)

Capital Share Transactions-Note H
Investor Shares	(125,516)	24,026
Admiral Shares	188,107	523,427

Net Increase (Decrease) from Capital Share Transactions	62,591	547,453

Total Increase (Decrease)	749,446	2,270,499

Net Assets
Beginning of Period	19,324,603	17,054,104

End of Period	$20,074,049	$19,324,603

17

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Windsor Fund Investor Shares

		Year Ended October 31,
For a Share Outstanding Throughout Each Period	Six Months Ended April 30, 2005	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$16.75	$15.23	$11.81	$14.27	$16.44	$16.91
Investment Operations
Net Investment Income	.142*	.214	.17	.164	.22	.28
Net Realized and Unrealized Gain (Loss) on Investments	.696	1.501	3.42	(2.143)	(.29)	1.44

Total from Investment Operations	.838	1.715	3.59	(1.979)	(.07)	1.72

Distributions
Dividends from Net Investment Income	(.150)	(.195)	(.17)	(.169)	(.25)	(.29)
Distributions from Realized Capital Gains	(.088)	—	—	(.312)	(1.85)	(1.90)

Total Distributions	(.238)	(.195)	(.17)	(.481)	(2.10)	(2.19)

Net Asset Value, End of Period	$17.35	$16.75	$15.23	$11.81	$14.27	$16.44

Total Return	4.98%	11.30%	30.66%	-14.55%	-0.37%	11.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,545	$15,130	$13,733	$11,012	$15,761	$15,935
Ratio of Total Expenses to
Average Net Assets**	0.37%†	0.39%	0.48%	0.45%	0.41%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.42%*†	1.32%	1.27%	1.16%	1.37%	1.75%
Portfolio Turnover Rate	36%†	28%	23%	30%	33%	41%

*Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.18%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
**Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.08%, 0.08%, 0.03%, and (0.08%).
† Annualized.

18

Windsor Fund Admiral Shares
	Six Months Ended	Year Ended October 31,		Nov.12, 2001* to Oct. 31,
For a Share Outstanding Throughout Each Period	April 30,2005	2004	2003	2002

Net Asset Value, Beginning of Period	$56.56	$51.41	$39.88	$50.00

Investment Operations
Net Investment Income	.511**	.787	.605	.556
Net Realized and Unrealized Gain (Loss) on Investments	2.343	5.082	11.537	(9.030)

Total from Investment Operations	2.854	5.869	12.142	(8.474)

Distributions
Dividends from Net Investment Income	(.537)	(.719)	(.612)	(.592)
Distributions from Realized Capital Gains	(.297)	—	—	(1.054)

Total Distributions	(.834)	(.719)	(.612)	(1.646)

Net Asset Value, End of Period	$58.58	$56.56	$51.41	$39.88

Total Return	5.02%	11.46%	30.72%	-17.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,529	$4,195	$3,321	$2,214
Ratio of Total Expenses to Average Net Assets†	0.26%††	0.28%	0.37%	0.40%†
Ratio of Net Investment Income to Average Net Assets	1.52**††	1.43%	1.36%	1.22%†
Portfolio Turnover Rate	36%††	28%	23%	30%

  *Inception
**Net investment income per share and the ratio of net investment income to average net assets include $0.11 and 0.18%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
  † Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.04%, 0.08%, and 0.08%.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

19

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.Futures Contracts: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.Security Lending: The fund may lend its securities to qualified institutional borrowers, to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   Wellington Management Company, LLP, and Sanford C. Bernstein & Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Wellington Management Company, LLP, the S&P 500 Index; and for Sanford C. Bernstein & Co., LLC, the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before an increase of $2,731,000 (0.03%) based on performance.

C.   The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2005, the fund had contributed capital of $2,653,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.65% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.   The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2005, these arrangements reduced the fund’s management and administrative expenses by $961,000 and custodian fees by $7,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E.   Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2005, net unrealized appreciation of investment securities for tax purposes was $3,492,753,000, consisting of unrealized gains of $4,352,818,000 on securities that had risen in value since their purchase and $860,065,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2005, the aggregate settlement value of open futures contracts expiring in June 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	593	$171,748	$(6,914)
S&P MidCap 400 Index	195	61,839	(3,761)
E-mini S&P 500 Index	35	2,027	20

21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.   During the six months ended April 30, 2005, the fund purchased $3,711,262,000 of investment securities and sold $3,500,376,000 of investment securities, other than temporary cash investments.

G.   The market value of securities on loan to broker/dealers at April 30, 2005, was $563,669,000, for which the fund held cash collateral of $583,315,000.

H.   Capital share transactions for each class of shares were:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares
Issued	$714,603	40,401	$1,529,765	93,564
Issued in Lieu of Cash Distributions	202,291	11,461	165,776	10,168
Redeemed	(1,042,410)	(58,987)	(1,671,515)	(102,515)

Net Increase (Decrease)-Investor Shares	(125,516)	(7,125)	24,026	1,217

Admiral Shares
Issued	343,193	5,751	883,845	16,096
Issued in Lieu of Cash Distributions	57,700	969	47,570	864
Redeemed	(212,786)	(3,572)	(407,988)	(7,399)

Net Increase (Decrease)-Admiral Shares	188,107	3,148	523,427	9,561

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Oct. 31, 2004 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Apr. 30, 2005 Market Value
Arrow Electronics, Inc.	$247,188	$5,628	$239	—	$256,592
Continental Airlines, Inc. Class B	48,650	1,002	—	—	63,137
Engelhard Corp.	252,589	—	56,274	$1,996	213,987
Freescale Semiconductor Inc.
Class A	155,400	—	7,237	—	180,085
Health Net Inc.	222,973	—	74,973	—	216,416
IPC Holdings Ltd.	110,828	—	25,462	1,315	n/a*
Northwest Airlines Corp. Class A	47,831	—	7,931	—	n/a*
RenaissanceRe Holdings Ltd.	198,824	—	3,742	1,625	186,570
Ross Stores, Inc.	286,784	—	74,809	917	222,805

	$1,571,067			$5,853	$1,339,592

*At April 30, 2005, the security is still held but the issuer is no longer an affiliated company of the fund.

22

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Six Months Ended April 30, 2005
Windsor Fund	Beginning Account Value 10/31/2004	Ending Account Value 4/30/2005	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,049.79	$1.88
Admiral Shares	1,000.00	1,050.22	1.32

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.96	$1.86
Admiral Shares	1,000.00	1,023.51	1.30

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

23

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you’re like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you—and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Education and Research Funds & Stocks sections to:

• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.

• Find out how much to save for retirement and your children’s college education—by using our planning tools.

• Learn how to achieve your goals—by reading our PlainTalk® investment guides.

• Find your next fund—by using the Compare Funds, Compare Fund Costs, and Narrow Your Fund Choices tools.

• Look up fund price, performance history, and distribution information—in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

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Find out what Vanguard.com can do for you. Log on today!

24

INVEST WITH VANGUARD FOR YOUR RE TIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions. With either type of Vanguard IRA®, your investment options include:

•Vanguard mutual funds
Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

•Vanguard Target Retirement Funds
Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

•Other investment options
Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-992-8327 for non-Vanguard funds offered through Vanguard Brokerage Services, to obtain a prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

•Contribute the maximum amount each year.
If you invest as much in your IRA as the law allows—$4,000 for 2005 if you are under the age of 50, and $4,500 if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

•Make automatic contributions.
You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

•Keep your savings on course.
Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

•Protect those you care about.
You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

•Adopt a long-term approach.
A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THIS PAGE INTENTIONALLY LEFT BLANK.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard Brokerage Services, Vanguard.com, Vanguard IRA, Admiral, PlainTalk, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

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800-662-2739

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Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.
Q222 062005

Vanguard® Windsor™ II Fund
April 30, 2005

CONTENTS
1	CHAIRMAN'S LETTER
5	ADVISOR'S REPORT
7	FUND PROFILE
8	GLOSSARY OF INVESTMENT TERMS
9	PERFORMANCE SUMMARY
10	FINANCIAL STATEMENTS
24	ABOUT YOUR FUND'S EXPENSES
25	ADVISORY AGREEMENT
27	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	During the six months ended April 30, 2005, Vanguard Windsor II Fund returned 8.3%.
•	The fund’s return outpaced the returns of the average competing fund, the fund’s benchmark index, and the broad U.S. stock market.
•	The advisors’ stock selections in three sectors—consumer staples, health care, and integrated oils—contributed the most to the fund’s return.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

       CHAIRMAN’S LETTER

Dear Shareholder,

Both the Investor Shares and the Admiral Shares of Vanguard Windsor II Fund returned 8.3% during the six months ended April 30, 2005. This performance exceeded the average return of the fund’s peer group and also topped the gains of the Russell 1000 Value Index and the Dow Jones Wilshire 5000 Composite Index, a measure of the overall U.S. equity market.

Windsor II’s strong showing during the period reflected the advisors’ emphasis on some of the market’s best-performing sectors and on some of the best-performing stocks within those sectors.

Total Returns	Six Months Ended April 30, 2005

Vanguard Windsor II Fund
Investor Shares	8.3%
Admiral Shares	8.3
Russell 1000 Value Index	6.7
Average Large-Cap Value Fund*	4.6
Dow Jones Wilshire 5000 Index	3.5

*Derived from data provided by Lipper Inc.

The adjacent table shows the total returns—capital change plus reinvested dividends—for Windsor II’s Investor and Admiral Shares and the fund’s comparative measures. Information about the fund’s change in share prices during the period and per-share distributions appears in the table on page 4.

STOCKS STALLED AMID UNCERTAINTY

U.S. stocks rallied in the final months of 2004, then drifted lower as the New Year began. Although the economy registered respectable growth during the fiscal half-year, concern about the strength and durability of the expansion seemed to dictate the market’s direction. Segments of corporate America generated unexpectedly robust profits, for example, but every instance of good news seemed to be overshadowed by a high-profile disappointment. Persistently high oil prices and other specters of inflation also cast a pall on the market’s mood.

Admiral™ Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

The Dow Jones Wilshire 5000 Index returned 3.5% for the six months. As has been the case for much of the past five years, value-oriented stocks outpaced their growth-oriented counterparts. In a reversal of recent trends, large-capitalization stocks bested the market’s smaller companies. On balance, international stocks generated higher returns than the U.S. market.

THE FED STEPPED TO THE FORE

In the bond market, the Federal Reserve Board commanded the spotlight, signaling that its near-term objective was to short-circuit any surge in inflation. The Fed raised its target for the federal funds rate to 2.75% during the half-year, a full percentage point higher than its level at the start of the period. (In early May, the Fed raised its target to 3.00%.) The steady increase in the yield of the 3-month U.S. Treasury bill paralleled the Fed’s actions, closing the period at 2.89%.

The impact on longer-term securities was less pronounced. The yield of the benchmark 10-year Treasury note rose 18 basis points to 4.20%, while the yields of the longest-term securities declined modestly.

Market Barometer	Total Returns Periods Ended April 30, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index(Large-caps)	4.0%	7.2%	-2.7%
Russell 2000 Index(Small-caps)	-0.1	4.7	4.1
Dow Jones Wilshire 5000 Index	3.5	7.0	-2.0
(Entire market)
MSCI All Country World Index
ex USA (International)	9.1	16.9	0.6

Bonds
Lehman Aggregate Bond Index	1.0%	5.3%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	1.9	6.8	7.0
Citigroup 3-Month Treasury Bill Index	1.1	1.7	2.6

CPI
Consumer Price Index	1.9%	3.5%	2.6%

*Annualized

YOUR FUND’S ADVISORS MADE THE MOST OF A GOOD SITUATION

With its six-month return of 8.3%, the Windsor II Fund added to the impressive gains it achieved during the 2004 fiscal year. The success was partly a reflection of the advisors’ disciplined execution of the fund’s mandate to invest in stocks with modest valuations and relatively high dividend yields, since value stocks outpaced growth-oriented sectors such as technology during the half-year.

The result was also a credit to the advisors’ abilities to make the best of a good situation. In the consumer staples sector, for example, the fund earned impressive returns from several tobacco companies and food and beverage makers, including Imperial Tobacco Group and Altria Group—stocks distinguished by their attractive dividend yields. This sector accounted for a bigger proportion of Windsor II than it did of the Russell 1000 Value Index, a factor that helped the fund to top the index during the period.

Annualized Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Large-Cap Value Fund

Windsor II Fund	0.35%	0.24%	1.41%*

*	Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The fund also had relatively large weightings in the health care and integrated oils sectors, and these stocks likewise proved to be key performers. The largest contribution to Windsor II’s return came from holdings in the health care sector, with strong performances from companies such as WellPoint and Baxter International. Among energy-related stocks, the fund earned strong returns from integrated oils giants Occidental Petroleum and ConocoPhillips, two of the fund’s top ten holdings.

Fund Assets Managed	April 30, 2005
	$Million	Percentage

Barrow, Hanley, Mewhinney
& Strauss, Inc.	$21,429	58%
Equinox Capital Management, LLC	4,364	12
Tukman Capital Management, Inc.	4,035	11
Vanguard Quantitative Equity Group	3,572	10
Hotchkis & Wiley
Capital Management, LLC	1,928	5
Cash Investments*	1,377	4

Total	$36,705	100%

*	These short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

For more information about some of the fund’s individual holdings, see the Advisor’s Report, which begins on page 5.

Your fund is managed by five investment advisory firms. This combination of managers provides diversification in terms of the fund’s overall security selection, at a very modest cost.

The table at left shows the portion of fund assets that each of the five advisors managed at the end of the half-year. In June, Barrow, Hanley, Mewhinney & Strauss will mark its 20th year as the lead advisor to the fund. Since the fund’s inception in 1985, your fund has benefited from this advisor’s discipline and skill in stock selection. We’re grateful for all that Jim Barrow and his team have done for the fund.

A TIME-TESTED STRATEGY

Since inception, the Windsor II Fund has followed essentially the same set of investment principles, seeking strong performance from the market’s less celebrated—and more reasonably valued—stocks. The strategy is not glitzy, and when growth stocks outperform, the fund’s approach can look out of step with the market’s beat. However, the fund’s strategy is disciplined and consistent, and over time it has been very successful.

This kind of discipline and consistency can be applied to your own investments. By sticking with a portfolio balanced among a mix of low-cost stock, bond, and money market mutual funds that fits your goals and tolerance for risk, investors enhance their ability to meet their long-term goals. If you continue to adhere to these essentials in your investment strategy, you’ll be positioned to benefit no matter what might occur in the financial markets.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

MAY 12, 2005

Your Fund's Performance at a Glance		October 31, 2004-April 30, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Windsor II Fund
Investor Shares	$28.49	$30.54	$0.310	$0.000
Admiral Shares	50.59	54.22	0.577	0.000

       ADVISOR’S REPORT

Vanguard Windsor II Fund returned 8.3% for the six months ended April 30, 2005, compared with 3.5% for the Standard & Poor’s 500/Barra Value Index and 6.7% for the Russell 1000 Value Index. The following comments concern the 58% of fund assets that Barrow, Hanley, Mewhinney & Strauss managed as of April 30; four additional advisors oversee the remaining assets.

THE INVESTMENT ENVIRONMENT

For the fiscal year to date, our portfolio has done well versus most benchmarks. You could say this is very much a market of individual stocks, rather than a stock market. The post-election rally has ended, and the underlying trend has gotten nasty. Disappointments, no matter how small, are treated severely by investors. The economy’s growth is slowing, but this is natural as the economic cycle matures and we approach normal capacity utilization. With high oil prices acting like a tax on stretched consumer budgets, organic growth is hard to find. Price increases in industrial commodities are difficult for companies to pass on to consumers, and the weak dollar doesn’t help anybody. Monthly increases in interest rates are also dampening economic activity. The long-term purge of excessive business practices continues. “Managed earnings” are no longer admired, and many of those who were best at it are taking early retirement. Dividends are growing faster than earnings and will likely continue to do so. This trend helps our portfolio because it has a bent towards earnings stability and dividend income.

Investment Philosophy
The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total returns.

OUR SUCCESSES

Our successes include Occidental Petroleum, ConocoPhillips, WellPoint, and ITT, all of which have enjoyed strong earnings progress. We also benefited from our minimal exposure to Nasdaq and technology issues.

OUR SHORTFALLS

Our shortfalls included MBNA, which sold off after the company reported a greater-than-expected shrinkage of its loan portfolio and subsequent profit-margin compression. Verizon, Hewlett-Packard, Compaq (which merged with Hewlett-Packard), and International Paper all had earnings shortfalls.

OUR PORTFOLIO POSITIONING

Our portfolio positioning includes significant energy holdings, a large overweighting in electric utilities, and a growing list of investments in health care issues. From these concentrations we expect to enjoy a defensive stream of earnings. While we are exposed to higher interest rates through our financial stocks, we are significantly less concentrated there than are the benchmark indexes.

James P. Barrow, PORTFOLIO MANAGER

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

MAY 12, 2005

As of 4/30/2005	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.

WINDSOR II FUND
Portfolio Characteristics	Fund	Comparative Index*	Broad Index**

Number of Stocks	285	695	4,949
Median Market Cap	$37.6B	$32.7B	$26.4B
Price/Earnings Ratio	15.6x	15.8x	21.2x
Price/Book Ratio	2.4x	2.2x	2.6x
Yield		2.5%	1.7%
Investor Shares	2.1%
Admiral Shares	2.2%
Return on Equity	20.8%	17.3%	15.0%
Earnings Growth Rate	8.9%	9.3%	9.0%
Foreign Holdings	7.8%	0.0%	1.0%
Turnover Rate	30%†	—	—
Expense Ratio		—	—
Investor Shares	0.35%†
Admiral Shares	0.24%†
Short-Term Reserves	3%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.95	1.00	0.90	1.00
Beta	0.94	1.00	0.94	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	1%	2%	2%
Consumer Discretionary	10	9	16
Consumer Staples	10	6	7
Financial Services	25	32	23
Health Care	12	4	13
Integrated Oils	10	10	4
Other Energy	1	3	3
Materials & Processing	3	5	4
Producer Durables	6	4	5
Technology	5	5	12
Utilities	10	13	7
Other	4	7	4

Short-Term Reserves	3%	—	—

Ten Largest Holdings (% of total net assets)
Occidental Petroleum Corp.	3.0%
(oil)
Wells Fargo & Co.	2.9
(banking)
ConocoPhillips Co.	2.8
(oil)
Pfizer Inc.	2.5
(pharmaceuticals)
Altria Group, Inc.	2.5
(tobacco)
Citigroup, Inc.	2.5
(banking)
Bank of America Corp.	2.3
(banking)
Washington Mutual, Inc.	2.2
(banking)
Cendant Corp.	2.0
(commercial services)
Imperial Tobacco Group ADR	2.0
(tobacco)

Top Ten	24.7%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*	Russell 1000 Value Index.
**	Dow Jones Wilshire 5000 Index.	Visit our website at Vanguard.com
†	Annualized.	for regularly updated fund information.

      GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

As of 4/30/2005
PERFORMANCE SUMMARY
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

WINDSOR II FUND

Fiscal-Year Total Returns (%) October 31, 1994–April 30, 2005

*Six months ended April 30, 2005.
Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
Inception Date		Year	Years	Capital	Income	Total

Windsor II Fund
Investor Shares	6/24/1985	13.31%	7.71%	10.15%	2.53%	12.68%
Admiral Shares	5/14/2001	13.43	4.85*	—	—	—

*Return since inception

As of 4/30/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Windsor II Fund	Shares	Market Value^ (000)

COMMON STOCKS (94.1%)**

Auto & Transportation (0.7%)
Union Pacific Corp.	2,359,200	$150,824
CSX Corp.	1,574,100	63,169
Burlington Northern
Santa Fe Corp.	347,200	16,752
Norfolk Southern Corp.	506,000	15,888
Ford Motor Co.	1,100,853	10,029
General Motors Corp.	318,068	8,486
Lear Corp.	106,400	3,606

		268,754

Consumer Discretionary (9.3%)
Cendant Corp.	37,455,900	745,747
(1) Mattel, Inc.	26,023,400	469,722
Wal-Mart Stores, Inc.	7,585,800	357,595
Gannett Co., Inc.	4,330,400	333,441
* Time Warner, Inc.	13,096,494	220,152
The Walt Disney Co.	7,825,232	206,586
(1) Service Corp. International	26,080,100	183,604
Carnival Corp.	3,649,600	178,392
Eastman Kodak Co.	6,445,900	161,147
Federated Department
Stores, Inc.	2,426,900	139,546
* Sears Holdings Corp.	994,026	134,432
* MGM Mirage, Inc.	578,000	40,350
McDonald's Corp.	1,352,600	39,645
Waste Management, Inc.	1,196,100	34,077
Viacom Inc. Class B	935,601	32,391
* Interpublic Group of Cos., Inc.	1,537,700	19,775
Kimberly-Clark Corp.	305,200	19,060
Yum! Brands, Inc.	384,000	18,033
Limited Brands, Inc.	653,200	14,168
VF Corp.	234,500	13,270
Knight Ridder	177,600	11,491
J.C. Penney Co., Inc.
(Holding Co.)	196,200	9,302
Starwood Hotels &
Resorts Worldwide, Inc.	158,600	8,618

	Shares	Market Value^ (000)

Nordstrom, Inc.	146,600	$7,452
ServiceMaster Co.	553,700	7,104
* AutoNation, Inc.	283,400	5,178
Regal Entertainment Group
Class A	130,900	2,656
* Caesars Entertainment, Inc.	120,900	2,412
* PHH Corp.	87,130	1,947
Hearst-Argyle Television Inc.	68,400	1,717
Belo Corp. Class A	60,116	1,409
Sabre Holdings Corp.	71,300	1,395
The McClatchy Co. Class A	1,500	106

		3,421,920

Consumer Staples (9.4%)
Altria Group, Inc.	14,165,700	920,629
Imperial Tobacco Group ADR	12,840,000	744,848
ConAgra Foods, Inc.	19,678,300	526,395
PepsiCo, Inc.	5,678,300	315,941
Anheuser-Busch Cos., Inc.	5,263,400	246,696
The Coca-Cola Co.	5,589,799	242,821
The Procter & Gamble Co.	2,387,500	129,283
Sara Lee Corp.	5,209,200	111,425
Albertson's, Inc.	2,942,961	58,241
Kraft Foods Inc.	1,223,400	39,650
Unilever PLC ADR	1,010,400	38,759
* Safeway, Inc.	1,323,500	28,177
Reynolds American Inc.	184,400	14,378
General Mills, Inc.	283,600	14,010
* Smithfield Foods, Inc.	289,500	8,760
Tyson Foods, Inc.	410,300	6,930
Carolina Group	176,500	5,560
PepsiAmericas, Inc.	180,573	4,458
SuperValu Inc.	19,302	609

		3,457,570

Financial Services (24.9%)
Banks—New York City (1.3%)
JPMorgan Chase & Co.	12,917,164	458,430
The Bank of New York Co., Inc.	486,200	13,584
Banks—Outside New York City (6.4%)
Wells Fargo & Co.	18,002,400	1,079,064
Bank of America Corp.	18,829,115	848,063
Wachovia Corp.	3,976,584	203,522
Comerica, Inc.	638,800	36,578
U.S. Bancorp	1,168,622	32,605
KeyCorp	851,600	28,239
UnionBanCal Corp.	379,174	23,342
National City Corp.	496,200	16,851
SunTrust Banks, Inc.	220,500	16,059
BB&T Corp.	345,753	13,557
Bank of Hawaii Corp.	274,314	12,989
Huntington Bancshares Inc.	468,291	11,010
Marshall & Ilsley Corp.	217,800	9,287
PNC Financial Services Group	104,300	5,552
Doral Financial Corp.	279,300	3,924
Compass Bancshares Inc.	71,600	3,080
Associated Banc-Corp.	34,617	1,070
Diversified Financial Services (3.8%)
Citigroup, Inc.	19,197,873	901,532
The Goldman Sachs Group, Inc.	2,341,800	250,081
MetLife, Inc.	2,671,200	103,910
American Express Co.	976,600	51,467
Morgan Stanley	690,060	36,311
CIT Group Inc.	758,800	30,564
Merrill Lynch & Co., Inc.	486,400	26,232
Marsh & McLennan Cos., Inc.	185,300	5,194
Leucadia National Corp.	41,400	1,440
Financial—Data Processing Services (0.8%)
Automatic Data Processing, Inc.	6,102,100	265,075
Deluxe Corp.	308,100	12,302
Financial—Miscellaneous (2.3%)
MBNA Corp.	26,848,600	530,260
Freddie Mac	3,489,700	214,686
Fannie Mae	671,800	36,244
MBIA, Inc.	293,000	15,347
* Providian Financial Corp.	842,000	14,036
Nationwide Financial
Services, Inc.	305,500	10,824
MGIC Investment Corp.	58,300	3,440
Fidelity National Financial, Inc.	96,000	3,083
Radian Group, Inc.	54,700	2,430
Financial—Small Loan (1.7%)
SLM Corp.	12,841,500	611,769
Insurance—Life (1.6%)
Manulife Financial Corp.	9,703,415	444,902
Prudential Financial, Inc.	1,455,600	83,188
The Principal
Financial Group, Inc.	1,208,600	47,232
* Conseco, Inc.	910,400	17,516
Insurance—Multiline (3.4%)
Allstate Corp.	12,842,844	721,254
St. Paul Travelers Cos., Inc.	6,286,940	225,072
The Hartford Financial
Services Group Inc.	2,512,327	181,817

Windsor II Fund	Shares	Market Value^ (000)

American International
Group, Inc.	485,000	$24,662
Assurant, Inc.	587,000	19,424
CIGNA Corp.	175,700	16,161
SAFECO Corp.	297,800	15,685
Genworth Financial Inc.	476,300	13,313
Lincoln National Corp.	109,300	4,915
Cincinnati Financial Corp.	92,725	3,731
UnumProvident Corp.	169,200	2,829
Protective Life Corp.	31,500	1,205
Loews Corp.	15,200	1,077
Insurance—Property-Casualty (1.1%)
XL Capital Ltd. Class A	5,230,600	367,711
The Chubb Corp.	247,100	20,208
W.R. Berkley Corp.	178,533	5,802
Real Estate Investment Trusts (0.2%)
Simon Property Group, Inc. REIT	131,900	8,715
Equity Office
Properties Trust REIT	252,400	7,943
Equity Residential REIT	177,000	6,080
Vornado Realty Trust REIT	71,700	5,481
General Growth
Properties Inc. REIT	139,500	5,456
ProLogis REIT	115,100	4,557
Archstone-Smith Trust REIT	123,500	4,442
Boston Properties, Inc. REIT	64,900	4,314
Plum Creek Timber Co. Inc. REIT	114,900	3,969
Kimco Realty Corp. REIT	59,600	3,301
Avalonbay
Communities, Inc. REIT	45,200	3,254
Public Storage, Inc. REIT	52,600	3,088
Duke Realty Corp. REIT	89,200	2,730
Developers Diversified
Realty Corp. REIT	64,100	2,720
iStar Financial Inc. REIT	59,300	2,363
Apartment Investment &
Management Co. Class A REIT	59,300	2,261
The Macerich Co. REIT	37,100	2,237
Regency Centers Corp. REIT	41,800	2,201
Health Care Properties
Investors REIT	83,300	2,136
Liberty Property Trust REIT	53,600	2,135
AMB Property Corp. REIT	51,900	2,024
Weingarten Realty
Investors REIT	52,900	1,905
Hospitality
Properties Trust REIT	40,000	1,671
New Plan Excel
Realty Trust REIT	64,200	1,657
Friedman, Billings,
Ramsey Group, Inc. REIT	81,000	979
Savings & Loan (2.2%)
Washington Mutual, Inc.	19,381,249	800,833
Astoria Financial Corp.	105,000	2,784
Securities Brokers & Services (0.1%)
Lehman Brothers Holdings, Inc.	181,900	16,684
Bear Stearns Co., Inc.	147,500	13,962
Countrywide Financial Corp.	361,736	13,091

		9,095,710

Health Care (11.7%)
Pfizer Inc.	34,128,945	927,283
* WellPoint Inc.	4,824,400	616,317
Schering-Plough Corp.	25,379,200	529,664
Bristol-Myers Squibb Co.	18,150,900	471,923
Wyeth	10,409,100	467,785
Baxter International, Inc.	12,498,800	463,705
Johnson & Johnson	3,953,100	271,301
* Medco Health Solutions, Inc.	2,556,758	130,318
* Triad Hospitals, Inc.	1,846,195	94,617
Merck & Co., Inc.	2,493,900	84,543
* Watson Pharmaceuticals, Inc.	2,663,523	79,906
HCA Inc.	757,400	42,293
Aetna Inc.	475,400	34,880
Abbott Laboratories	541,900	26,640
* Tenet Healthcare Corp.	2,087,000	24,981
* Health Net Inc.	639,000	21,745

		4,287,901

Integrated Oils (10.4%)
Occidental Petroleum Corp.	15,829,600	1,092,242
ConocoPhillips Co.	9,693,334	1,016,346
BP PLC ADR	12,009,272	731,365
ChevronTexaco Corp.	13,497,086	701,848
ExxonMobil Corp.	4,037,594	230,264
Petro-Canada	366,300	20,322
Amerada Hess Corp.	134,899	12,633
Unocal Corp.	176,900	9,650
Marathon Oil Corp.	120,500	5,612

		3,820,282

Other Energy (1.0%)
Williams Cos., Inc.	8,576,700	145,975
* Reliant Energy, Inc.	11,330,343	115,230
Valero Energy Corp.	697,500	47,800
Anadarko Petroleum Corp.	287,800	21,021
Devon Energy Corp.	232,762	10,514

	Shares	Market Value^ (000)

Apache Corp.	158,570	$8,926
* NRG Energy	252,119	7,841
Kerr-McGee Corp.	88,300	6,852
Noble Energy, Inc.	69,800	4,476
Sunoco, Inc.	44,500	4,417
Premcor, Inc.	38,600	2,553

		375,605

Materials & Processing (2.7%)
(1) Hanson PLC ADR	7,826,950	360,196
Alcoa Inc.	5,224,500	151,615
International Paper Co.	4,287,900	147,032
MeadWestvaco Corp.	3,900,913	114,882
Weyerhaeuser Co.	564,500	38,730
Dow Chemical Co.	668,100	30,686
E.I. du Pont de Nemours & Co.	547,787	25,806
* The Mosaic Co.	1,497,800	19,247
PPG Industries, Inc.	249,900	16,881
Georgia Pacific Group	405,900	13,910
Nucor Corp.	253,000	12,928
Masco Corp.	361,100	11,371
Bunge Ltd.	173,594	9,860
Monsanto Co.	148,200	8,687
Eastman Chemical Co.	150,200	8,111
Phelps Dodge Corp.	74,700	6,413
Archer-Daniels-Midland Co.	322,600	5,804
United States Steel Corp.	100,300	4,289
Rohm & Haas Co.	87,200	3,807
Ashland, Inc.	36,000	2,421
* Owens-Illinois, Inc.	92,300	2,263
Lafarge North America Inc.	29,600	1,643

		996,582

Producer Durables (5.9%)
Emerson Electric Co.	7,421,900	465,130
Nokia Corp. ADR	27,551,300	440,270
The Boeing Co.	7,110,300	423,205
(1) Cooper Industries, Inc. Class A	4,650,800	296,070
United Technologies Corp.	1,635,200	166,333
Northrop Grumman Corp.	2,905,500	159,338
Centex Corp.	1,243,200	71,758
Lockheed Martin Corp.	818,300	49,875
Pulte Homes, Inc.	353,600	25,265
Parker Hannifin Corp.	216,300	12,965
Lennar Corp. Class A	232,600	11,972
Ingersoll-Rand Co.	102,600	7,887
D. R. Horton, Inc.	234,933	7,165
Pitney Bowes, Inc.	140,300	6,274
* Xerox Corp.	451,500	5,982
Deere & Co.	46,200	2,889
W.W. Grainger, Inc.	45,700	2,527

		2,154,905

Technology (4.3%)
International Business
Machines Corp.	3,985,100	304,382
Microsoft Corp.	11,210,200	283,618
Hewlett-Packard Co.	12,584,872	257,612
Electronic Data
Systems Corp.	12,430,495	240,530
Motorola, Inc.	12,272,600	188,262
Computer Associates
International, Inc.	3,492,200	93,940
* Nortel Networks Corp.	26,184,200	65,199
* Freescale Semiconductor Inc.
Class A	2,428,700	45,465
Raytheon Co.	1,086,800	40,875
* Computer Sciences Corp.	336,300	14,622
General Dynamics Corp.	106,600	11,198
* Micron Technology, Inc.	1,102,700	10,707
* Ingram Micro, Inc. Class A	517,300	8,618
Scientific-Atlanta, Inc.	155,000	4,740
* Freescale Semiconductor, Inc.
Class B	184,457	3,479
National Semiconductor Corp.	168,000	3,205
* Flextronics International Ltd.	237,300	2,646
* Storage Technology Corp.	87,500	2,433
* Lucent Technologies, Inc.	838,000	2,036
* Compuware Corp.	225,100	1,339
Applera Corp.-Applied
Biosystems Group	60,600	1,285
Seagate Technology	53,000	932

		1,587,123

Utilities (9.4%)
Duke Energy Corp.	20,575,600	600,602
Entergy Corp.	8,096,200	593,451
American Electric
Power Co., Inc.	15,611,917	549,852
Exelon Corp.	10,564,700	522,953
Verizon Communications Inc.	14,252,354	510,234
(1) CenterPoint Energy Inc.	22,781,700	269,735
FirstEnergy Corp.	2,366,000	102,968
FPL Group, Inc.	1,723,800	70,366
SBC Communications Inc.	2,074,949	49,384
BellSouth Corp.	1,146,400	30,368
ALLTEL Corp.	290,800	16,564
Sempra Energy	399,300	16,124
Dominion Resources, Inc.	213,700	16,113
PPL Corp.	259,200	14,064
Pinnacle West Capital Corp.	303,600	12,721
Southern Co.	352,700	11,621
Edison International	265,200	9,627
PG&E Corp.	264,000	9,166
AT&T Corp.	470,469	9,000

Windsor II Fund	Shares	Market Value^ (000)

Xcel Energy, Inc.	434,200	$7,460
CenturyTel, Inc.	209,100	6,417
Wisconsin Energy Corp.	139,400	4,915
Citizens Communications Co.	207,400	2,644
Pepco Holdings, Inc.	116,200	2,518
Energy East Corp.	91,900	2,391
TECO Energy, Inc.	129,300	2,148
Progress Energy, Inc.	41,000	1,722
MDU Resources Group, Inc.	55,200	1,492
KeySpan Corp.	13,200	501
* U.S. Cellular Corp.	3,300	152

		3,447,273

Other (4.4%)
General Electric Co.	16,559,700	599,461
Tyco International Ltd.	18,897,800	591,690
ITT Industries, Inc.	4,050,500	366,408
3M Co.	334,800	25,602
Honeywell International Inc.	511,388	18,287
Textron, Inc.	99,600	7,505
Eaton Corp.	73,400	4,305

		1,613,258

TOTAL COMMON STOCKS
(Cost $25,822,024)		34,526,883

TEMPORARY INVESTMENTS (6.8%)**

Exchange-Traded Funds (3.0%)
Vanguard Index Participation
Equity Receipts—
Total Stock Market	8,407,600	944,426
Value	2,681,500	143,165

		1,087,591

Money Market Funds (3.8%)
Vanguard Market Liquidity
Fund, 2.829%†	1,245,884,515	1,245,885
Vanguard Market Liquidity
Fund, 2.829%†—Note G	139,939,600	139,940

		1,385,825

	Face	Market
	Amount	Value^
	(000)	(000)

U.S. Agency Obligation (0.0%)
Federal Home Loan Mortgage Corp.††
(2) 3.002%, 7/19/2005	$33,000	$32,786

TOTAL TEMPORARY INVESTMENTS
(Cost $2,432,879)		2,506,202

TOTAL INVESTMENTS (100.9%)
(Cost $28,254,903)		37,033,085

OTHER ASSETS AND
LIABILITIES—NET (-0.9%)		(328,528)

NET ASSETS (100%)		$36,704,557

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 97.8% and 3.1%, respectively, of net assets. See Note E in Notes to Financial Statements.
†	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
††	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
(1)	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
(2)	Securities with a value of $32,786,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

Market Value^ (000)

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investment in Securities, at Value	$37,033,085
Receivables for Investment
Securities Sold	37,441
Receivables for Capital Shares Issued	37,927
Other Assets—Note C	76,104

Total Assets	37,184,557

Liabilities
Security Lending Collateral
Payable to Brokers—Note G	139,940
Payables for Investment
Securities Purchased	263,870
Other Liabilities	76,190

Total Liabilities	480,000

NET ASSETS (100%)	$36,704,557

Amount (000)

AT APRIL 30, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$27,658,134
Undistributed Net Investment Income	215,279
Accumulated Net Realized Gains	57,112
Unrealized Appreciation (Depreciation)
Investment Securities	8,778,182
Futures Contracts	(4,150)

NET ASSETS	$36,704,557

Investor Shares—Net Assets
Applicable to 995,867,370 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$30,408,870

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$30.54

Admiral Shares—Net Assets
Applicable to 116,106,864 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$6,295,687

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$54.22

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Windsor II Fund Six Months Ended April 30, 2005 (000)

INVESTMENT INCOME
Income
Dividends*	$432,093
Interest	14,060
Security Lending	837

Total Income	446,990

Expenses
Investment Advisory Fees—Note B
Basic Fee	20,619
Performance Adjustment	1,372
The Vanguard Group—Note C
Management and Administrative
Investor Shares	30,257
Admiral Shares	2,678
Marketing and Distribution
Investor Shares	1,675
Admiral Shares	344
Custodian Fees	213
Shareholders' Reports
Investor Shares	313
Admiral Shares	3
Trustees' Fees and Expenses	31

Total Expenses	57,505
Expenses Paid Indirectly—Note D	(3,557)

Net Expenses	53,948

NET INVESTMENT INCOME	393,042

REALIZED NET GAIN (LOSS)
Investment Securities Sold*	1,326,487
Futures Contracts	14,387

REALIZED NET GAIN (LOSS)	1,340,874

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	853,115
Futures Contracts	(9,148)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	843,967

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,577,883

*	Dividend income and realized net gain (loss) from affiliated companies of the fund were $29,790,000 and $49,306,000, respectively. See Note I in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Windsor II Fund
	Six Months Ended April 30, 2005 (000)	Year Ended Oct. 31, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$393,042	$588,191
Realized Net Gain (Loss)	1,340,874	524,658
Change in Unrealized Appreciation (Depreciation)	843,967	3,388,052

Net Increase (Decrease) in Net Assets Resulting from Operations	2,577,883	4,500,901

Distributions
Net Investment Income
Investor Shares	(291,064)	(477,750)
Admiral Shares	(56,343)	(85,900)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—

Total Distributions	(347,407)	(563,650)

Capital Share Transactions—Note H
Investor Shares	2,292,631	2,021,262
Admiral Shares	1,100,716	867,039

Net Increase (Decrease) from Capital Share Transactions	3,393,347	2,888,301

Total Increase (Decrease)	5,623,823	6,825,552

Net Assets
Beginning of Period	31,080,734	24,255,182

End of Period	$36,704,557	$31,080,734

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Windsor II Fund Investor Shares
Six Months Ended		Year Ended October 31,
For a Share Outstanding Throughout Each Period	April 30, 2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$28.49	$24.61	$20.87	$24.50	$27.58	$29.03

Investment Operations
Net Investment Income	.33	.56	.51	.51	.564	.64
Net Realized and Unrealized Gain (Loss)
on Investments	2.03	3.87	3.75	(3.47)	(1.819)	1.08

Total from Investment Operations	2.36	4.43	4.26	(2.96)	(1.255)	1.72

Distributions
Dividends from Net Investment Income	(.31)	(.55)	(.52)	(.52)	(.585)	(.67)
Distributions from Realized Capital Gains	—	—	—	(.15)	(1.240)	(2.50)

Total Distributions	(.31)	(.55)	(.52)	(.67)	(1.825)	(3.17)

Net Asset Value, End of Period	$30.54	$28.49	$24.61	$20.87	$24.50	$27.58

Total Return	8.28%	18.15%	20.68%	-12.51%	-4.89%	7.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,409	$26,232	$20,843	$17,735	$21,495	$24,070
Ratio of Total Expenses to Average Net Assets*	0.35%**	0.37%	0.43%	0.42%	0.40%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.26%**	2.07%	2.31%	2.12%	2.10%	2.36%
Portfolio Turnover Rate	30%**	22%	29%	41%	33%	26%

*	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.03%, 0.02%, 0.00%, and (0.03%).
**	Annualized.

Windsor II Fund Admiral Shares
Six Months Ended		Year Ended October 31,			May14* to Oct. 31,
For a Share Outstanding Throughout Each Period	April 30, 2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$50.59	$43.69	$37.05	$43.50	$50.00

Investment Operations
Net Investment Income	.622	1.043	.95	.944	.408
Net Realized and Unrealized Gain (Loss) on Investments	3.585	6.885	6.65	(6.167)	(6.433)

Total from Investment Operations	4.207	7.928	7.60	(5.223)	(6.025)

Distributions
Dividends from Net Investment Income	(.577)	(1.028)	(.96)	(.962)	(.475)
Distributions from Realized Capital Gains	—	—	—	(.265)	—

Total Distributions	(.577)	(1.028)	(.96)	(1.227)	(.475)

Net Asset Value, End of Period	$54.22	$50.59	$43.69	$37.05	$43.50

Total Return	8.31%	18.30%	20.79%	-12.44%	-12.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,296	$4,849	$3,412	$2,484	$2,039
Ratio of Total Expenses to Average Net Assets**	0.24%†	0.26%	0.32%	0.35%	0.35%†
Ratio of Net Investment Income to Average Net Assets	2.36%†	2.17%	2.41%	2.18%	1.83%†
Portfolio Turnover Rate	30%†	22%	29%	41%	33%

*	Inception.
**	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.03%, 0.02%, and 0.00%.
†	Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Futures Contracts: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; Tukman Capital Management, Inc.; and, Hotchkis and Wiley Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Barrow, Hanley, Mewhinney & Strauss, Inc., Equinox Capital Management, LLC, and Tukman Capital Management, Inc., are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Barrow, Hanley, Mewhinney & Strauss, Inc., the S&P 500/Barra Value Index; for Equinox Capital Management, LLC, the Russell 1000 Value Index, and for Tukman Capital Management, Inc., the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC is subject to quarterly adjustments based on performance since November 1, 2004, relative to the MSCI US Investable Market 2500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $409,000 for the six months ended April 30, 2005.

For the six months ended April 30, 2005, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $1,372,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2005, the fund had contributed capital of $4,725,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2005, these arrangements reduced the fund’s management and administrative expenses by $3,555,000 and custodian fees by $2,000. The total expense reduction represented an effective annual rate of 0.02% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2004, the fund had available realized losses of $1,270,148,000 to offset future net capital gains of $401,220,000 through October 31, 2010, and $868,928,000 through October 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2005, net unrealized appreciation of investment securities for tax purposes was $8,778,182,000, consisting of unrealized gains of $9,630,324,000 on securities that had risen in value since their purchase and $852,142,000 in unrealized losses on securities that had fallen in value since their purchase.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At April 30, 2005, the aggregate settlement value of open futures contracts expiring in June 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

E-mini S&P 500 Index	2,981	$172,675	$5
S&P 500 Index	418	121,063	(4,155)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2005, the fund purchased $8,420,090,000 of investment securities and sold $5,041,162,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2005, was $134,404,000 for which the fund received cash collateral of $139,940,000.

H. Capital share transactions of each class of shares were:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$3,961,970	129,819	$4,036,083	147,462
Issued in Lieu of Cash Distributions	280,075	9,141	455,769	16,962
Redeemed	(1,949,414)	(63,859)	(2,470,590)	(90,679)

Net Increase (Decrease)—Investor Shares	2,292,631	75,101	2,021,262	73,745

Admiral Shares
Issued	1,368,617	25,219	1,303,621	26,789
Issued in Lieu of Cash Distributions	51,064	939	77,428	1,621
Redeemed	(318,965)	(5,903)	(514,010)	(10,659)

Net Increase (Decrease)—Admiral Shares	1,100,716	20,255	867,039	17,751

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Oct. 31, 2004 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Apr. 30, 2005 Market Value

CenterPoint Energy Inc.	$249,353	—	$10,352	$6,929	$269,735
Cooper Industries, Inc. Class A	297,186	—	—	3,348	296,070
Hanson PLC ADR	288,814	—	—	9,661	360,196
Mattel, Inc.	n/a*	$179,552	—	9,200	469,722
Reliant Energy, Inc.	181,861	—	80,448	—	n/a**
Service Corp. International	172,389	—	—	652	183,604

	$1,189,603			$29,790	$1,579,327

*	At October 31, 2004, the issuer was not an affiliated company of the fund.
**	At April 30, 2005, the security is still held but the issuer is no longer an affiliated company of the fund.

       ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2005
Windsor II Fund	Beginning Account Value 10/31/2004	Ending Account Value 4/30/2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,082.80	$1.81
Admiral Shares	1,000.00	1,083.12	1.24

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$1.76
Admiral Shares	1,000.00	1,023.60	1.20

*	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.24% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the adjacent table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

       TRUSTEES RENEW ADVISORY ARRANGEMENTS

The board of trustees of Vanguard Windsor II Fund has renewed investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, Inc., Hotchkis and Wiley Capital Management, LLC, and The Vanguard Group, Inc., three of the fund’s investment advisors. The board determined that the retention of the three advisors was in the best interests of the fund and its shareholders. The board will review investment advisory agreements with Equinox Capital Management, LLC, and Tukman Capital Management, Inc., later in 2005.

The board considered each arrangement separately, deciding to renew each of them based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of investment management over both short- and long-term periods, and took into account the organizational depth and stability of each firm.

•	Barrow, Hanley, Mewhinney & Strauss, Inc. Barrow, Hanley’s portfolio management team has significant depth and experience. Lead manager James P. Barrow has more than 40 years of investment experience and is backed by a team of nine portfolio managers and six analysts specializing in mid- and large-capitalization value strategies. He has advised the fund since 1985. Barrow, Hanley has assets under management of approximately $46 billion.

•	Hotchkis and Wiley Capital Management, LLC. Hotchkis and Wiley’s portfolio management team has significant depth and experience, with a dedicated focus on value-oriented investing. Portfolio managers George H. Davis, Jr. and Sheldon J. Lieberman have 22 and 19 years of investment experience, respectively. They have advised the fund since 2003. Hotchkis and Wiley has assets under management of approximately $22 billion.

•	The Vanguard Group. Vanguard, through its Quantitative Equity Group, has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and oversees more than $580 billion in assets (stocks and bonds). The group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Each investment advisor has carried out its investment strategy in a disciplined fashion, and the results provided by each advisor have been in line with expectations. The fund outperformed the average returns of its peer group over one-, five-, and ten-year periods. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

Vanguard Windsor II Fund’s expense ratio was far below the average expense ratio charged by funds in the fund’s peer group. The fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section,

TRUSTEES RENEW ADVISORY ARRANGEMENTS (CONTINUED)

which also includes information about the advisory fee rate. The board did not consider profitability of the advisors in determining whether to approve the advisory fee. Barrow, Hanley and Hotchkis and Wiley are independent firms, and the advisory fee is the result of arm’s-length negotiations. The board does not consider a “profitability” analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and only produces “profits” in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Barrow, Hanley and Hotchkis and Wiley. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Barrow, Hanley and Hotchkis and Wiley increase. The board also concluded that the Windsor II Fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The advisory arrangements with Barrow, Hanley, with Hotchkis and Wiley, and with Vanguard will continue for one year and are renewable by the fund’s board after that for successive one-year periods.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalk, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q732 062005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2005

VANGUARD WINDSOR FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	June 14, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.